Loss on impairment of long-lived assets	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Loss on impairment of long-lived assets	Loss on impairment of long-lived assets
We review the carrying value of our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be appropriate.
During 2021, the undiscounted future net cash flows to be generated for Seadrill by the West Hercules and West Linus were revised due to anticipated changes in leasing arrangements that would result in the rigs being handed back to SFL before the end of their estimated useful lives. The revised undiscounted future net cash flows for the West Hercules were less than the rig's carrying value meaning that the "step one" or "asset recoverability" test was failed for that rig. Following this assessment, we recorded an impairment charge of $152 million to reduce the rigs book value to its estimated fair value, which we estimated using a discounted cash flow model. There was no impairment charge for the West Linus as it passed the asset recoverability test.
The impairment of $152 million for the year ended December 31, 2021 was classified within "Impairment of long-lived assets" on our Consolidated Statement of Operations.
We derived the fair value of the West Hercules using an income approach based on updated projections of future dayrates, contract probabilities, economic utilization, capital and operating expenditures, applicable tax rates and asset lives. The cash flows were estimated over the remaining useful economic life of the West Hercules and discounted using an estimated market participant WACC of 11.8%. To estimate the fair value, we were required to use various unobservable inputs including assumptions related to the future performance of the West Hercules as explained above. We based all estimates on information available at the time of performing the impairment test.
There were no further indicators of impairment in 2022 or 2023.